UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009

     The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously reported, The South Financial Group, Inc. (“TSFG”) and certain of its current and former directors and executive officers have been named as parties in two shareholder lawsuits, one filed on November 7, 2008 in South Carolina State Court in Greenville County (the “Court”) having Vernon A. Mercier as the named plaintiff, and one filed on November 26, 2008 in the Court having John S. McMullen on behalf of Andros Associates, Inc. as named plaintiff. These two lawsuits are collectively referred to hereinafter as the “Litigation”.

On March 24, 2009, all parties to the Litigation executed an Agreement in Principle providing for the settlement of the Litigation. Subsequent to the Agreement in Principle, the parties to the Litigation have agreed upon the following documents, attached hereto as Exhibits:

Exhibit 99.1:	The Stipulation of Compromise and Settlement dated March 31, 2009 (the “Stipulation”), and

Exhibit 99.2	The Joint Motion for Preliminary Approval of Proposed Settlement (the “Motion”)

dated March 31, 2009 and filed with the Court on April 1, 2009.

Exhibit 99.3:	The Preliminary Order Approving Settlement and Notice dated April 1, 2009 (the

“Order”).

Exhibit 99. 4:	The Notice of Pendency of Actions and Pendency of Settlement Hearing (the

“Notice”) dated April 1, 2009.

The Court entered the Order granting, among other things, preliminary approval to the Stipulation and the proposed notices to shareholders and class members, and setting (1) May 7, 2009 as the deadline for filing objections with the Court and (2) May 21, 2009 as the date for a hearing to consider, among other things, final approval of the proposed settlement.

The Notice will be mailed to all shareholders of record as of April 1, 2009. These four Exhibits provide information regarding (1) the terms of the settlement that has been agreed upon by the parties in the Litigation, which remain subject to Court approval, (2) the proceedings that must occur for the settlement to be approved and become final, and (3) the manner in which objections to the settlement must be made.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description

Exhibit 99.1:	Stipulation of Compromise and Settlement dated March 31, 2009

Exhibit 99.2	The Joint Motion for Preliminary Approval of Proposed Settlement with exhibits dated
March 31, 2009

Exhibit 99.3:	Preliminary Order Approving Settlement and Notice dated April 1, 2009

Exhibit 99.4	Notice of Pendency of Actions and Pendency of Settlement Hearing dated April 1, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

April 2, 2009	By:	/s/ William P. Crawford, Jr.

William P. Crawford, Jr.

Executive Vice President and General Counsel